UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.

SPAR Group, Inc. (the "Registrant" or "SGRP"), held its Annual Meeting of Stockholders on May 17, 2013 (the "2013 Annual Meeting"), for those who were stockholders of SGRP at the close of business on March 28, 2013 (the "Record Date"), pursuant to notice and proxy materials duly mailed to them.  As of the Record Date, there were 20,474,043 shares outstanding of SGRP's common stock, $0.01 par value (the "SGRP Common Stock"). At the 2013 Annual Meeting, Record Date stockholders holding 12,286,755 shares (approximately 60%) of the SGRP Common Stock were present in person or by proxy.  Each such stockholder was entitled to one vote for each share of the SGRP Common Stock held by such stockholder on the Record Date, and the holders of the SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2013 Annual Meeting.

At the 2013 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) Election of directors; (ii) Advisory Vote respecting the ratification of the appointment of Rehmann Robson as the Corporation’s principal independent public auditors for 2013; (iii)  Advisory Vote on the Executive Compensation as described in the 2013 Proxy Statement; and (iv) Advisory Vote on the Frequency of the Executive Compensation Vote.

(i) The following votes were received at the 2013 Annual Meeting from the stockholders by proxy or ballot for the election of seven directors to serve until the 2014 Annual Meeting of Stockholders and until their respective successors are elected and qualified, and all such persons were reelected as directors of SGRP:

Name	For	Withheld
William H. Bartels	12,220,363	66,392
Robert G. Brown	12,220,363	66,392
Arthur B. Drogue	12,240,459	46,296
Lorrence T. Kellar	12,220,514	66,241
C. Manly Molpus	12,220,559	66,196
Jack W. Partridge	12,220,559	66,196
Gary S. Raymond	12,240,406	46,349

(ii) The following votes were received at the 2013 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the appointment of Rehmann Robson as the Corporation’s principal independent public accountants for the fiscal year ending December 31, 2013, and such appointment was approved:

Votes

For	Against	Abstain	Not Voted
12,270,145	1,228	15,382	-

(iii) The following votes were received at the 2013 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (i.e., "say on pay"), and such compensation was approved:

Votes

For	Against	Abstain	Not Voted
12,175,130	99,837	11,788	-

(iv) The following votes were received at the 2013 Annual Meeting from the stockholders by ballot for the proposal to select (on an advisory basis) whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency"):

Votes

"One Year"	"Two Years"	"Three Years"	Abstain	Not Voted
12,236,240	7,097	31,565	11,853	-

Although the stockholder notice and proxy materials permitted certain other matters to be considered by the stockholders at the 2013 Annual Meeting, no other matters were submitted to or voted on by the stockholders.

Forward Looking Statements

Statements contained in this Report and the attached Release (if any) include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including (without limitation) any statements relating to anticipated, prospective or desired customers, acquisitions, growth or markets, trends, updates, or other anticipated, estimated, expected or desired assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, profits, prospects, sales, strategies, taxation, valuation or other achievement, results, risks or condition. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words. You should carefully consider all such information and the other risks and cautions noted in the Company's Annual and Quarterly Reports and other filings under applicable Securities Laws (including this report, each a "SEC Report", each of which is available on the Company's website at http://investors.sparinc.com) that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions, expectations and best estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other factors that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believe that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described below (See Item 1A – Risk Factors) and any other cautionary statements contained or incorporated by reference in this Annual Report. All forward-looking and other statements attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other cautionary statements.

You should not place undue reliance on the Company's forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements are based on the information currently available to it and speak only as of the referenced date(s) or, in the case of forward-looking statements incorporated by reference, as of the date of the SEC Report that includes such statement. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other cautionary statements (in whole or in part), whether as a result of new information, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.     Financial Statements and Exhibits.

(a)     Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: May 7, 2013	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

NONE